SECURITIES AND EXCHANGE COMMISSION


WASHINGTON, DC 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934



                                              August 27, 1997

                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
              (Exact name of Registrant as specified in its charter)



       Delaware                0-28538          13-5630895
      (State or other         (Commission       (IRS Employer
       jurisdiction of         File Number)     Identification
       incorporation)                           Number)



        1999 Broadway, Suite 4300, Denver, CO 80202
        (Address of principal executive offices)(Zip Code)



                                 (303) 296-5600
              (Registrant's telephone number, including area code)


                                Not Applicable
              (Former name or address, if changed since last report)

Item 5:     Other Events

      On August 27, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's selection as the principal titanium supplier to the Boeing Commercial Airplane Group.



            Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Item No.     Exhibit List

             99.1        Press release dated August 27, 1997 issued by
                         Registrant.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TITANIUM METALS CORPORATION
                                    (Registrant)


                                    By:___________________________
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary


Date: August 28, 1997



                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TITANIUM METALS CORPORATION
                                    (Registrant)


                                    By: /s/ Robert E. Musgraves
                                        Robert E. Musgraves
                                        Vice President, General Counsel
                                          and Secretary

Date: August 28, 1997